UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of Form
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2024, the Federal Home Loan Bank of Topeka (FHLBank) issued a news release announcing the appointment of Philip Bacchus, age 43, as Chief Financial Officer, effective August 26, 2024. Mr. Bacchus currently serves as Senior Vice President and Treasurer at American Savings Bank, Honolulu, Hawaii, a position he has held since 2019. Prior to his current position, Mr. Bacchus served in various treasury and asset management roles at Capital One Financial from 2006 to 2017. In his role as CFO, Mr. Bacchus will oversee FHLBank’s Finance Division, which includes accounting and capital markets.

As FHLBank’s CFO, Mr. Bacchus will be paid an annual base salary of $450,000 and will be eligible to earn incentive awards under FHLBank’s Executive Incentive Compensation Plan (EICP) at a target of 60 percent of his base salary. In addition, FHLBank will pay Mr. Bacchus a signing bonus of $175,000 within 30 days of his first date of employment, subject to a clawback if Mr. Bacchus’ employment with FHLBank ends within one year. Mr. Bacchus will be eligible to receive a $25,000 relocation stipend and relocation benefits up to a maximum of $175,000 (plus a tax gross up). Further, Mr. Bacchus will be eligible to participate in FHLBank’s Benefit Equalization Plan (BEP) and receive an employer contribution credited to the BEP as if he had six or more years of employment at FHLBank. For additional information about FHLBank’s executive incentive and employee benefit plans, EICP, and the BEP, see FHLBank’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2024. A copy of FHLBank’s revised EICP reflecting Mr. Bacchus’ participation in the EICP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Mr. Bacchus has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Bacchus and any of FHLBank’s directors or executive officers, and there are no arrangements or understandings between Mr. Bacchus and any other person pursuant to which he was appointed to his role at FHLBank.

Item 7.01 Regulation FD Disclosure.

On July 18, 2024, FHLBank issued a news release announcing the appointment of Mr. Bacchus to his role at FHLBank. A copy of the news release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K and information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	Executive Incentive Compensation Plan, dated June 13, 2024
99.1	Message to FHLBank Members Dated July 18, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

Top of Form
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

07/18/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer / Chief Legal Officer